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                                  ITEM 13. (a)
                                  EXHIBIT (ii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65351) of Sensytech, Inc. of our report dated November 30, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP



Pittsburgh, PA
December 20, 2001